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                                                                    EXHIBIT 10.3


                       VILLAGE FARMS OF BUFFALO, L.P.

              AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP


     This Amendment to Agreement of Limited Partnership (this "Amendment") is dated as of April 17, 1998 by and among Cogentrix of Buffalo, Inc., a Delaware corporation, Cogentrix Greenhouse Investments, Inc., a Delaware corporation, Village Farms of Delaware, L.L.C., a Delaware limited liability company, and Village Farms, L.L.C., a Delaware limited liability company.

                          W I T N E S S E T H:

     WHEREAS, the partners wish to amend the terms of the Amended and Restated Agreement of Limited Partnership among them dated September 4, 1997 (the "Partnership Agreement") as more particularly set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Except as otherwise expressly defined herein, the capitalized terms used herein shall have the meanings ascribed to them in the Partnership Agreement.

     2. Notwithstanding anything contained in the Partnership Agreement to the contrary, the terms of this Amendment shall supersede and control.

     3. Section 4.1(a)(i) is hereby amended by adding new clause (D) as follows and renumbering existing clause (D) as new clause (E):

            (D) Thereafter, Profits shall be allocated to VFD in an amount equal to the cash distributions received by VFD pursuant to the proviso set forth in Section 5.1(a).

     4. Section 5.1 is hereby amended by adding the following provision immediately following clause (a) thereof:

            provided, however, that in the event the Partnership loans money or advances credit to Agro Power Development, Inc., any principal or other proceeds (excluding interest) received by the Partnership in connection with the repayment of such loan or advance of credit, net of costs incurred in connection with the making of such loan or advance of credit, shall be allocated and distributed to VFD and interest payments received by the Partnership shall be used to pay Partnership expenses or allocated and distributed to VFD.

     5. Except as otherwise expressly amended hereby, all terms and conditions of the Partnership Agreement shall continue in full force and effect.

     6. This Amendment shall in all respects, including all matters of construction, validity and performance, be governed by and construed in accordance with the laws of the State of Delaware.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by the respective officers thereunto duly authorized as of the date and year first above written.

                              COGENTRIX OF BUFFALO, INC.,
                              as General Partner



                              By:     /s/ Thomas F. Schwartz
                                  --------------------------------
                              Name:    Thomas F. Schwartz
                              Title:   Vice President-Finance
                                       and Treasurer

                              VILLAGE FARMS OF DELAWARE, L.L.C.,
                              as General Partner
                              By:  Agro Power Development, Inc.,
                                   Managing Member



                              By:     /s/ J. Kevin Cobb
                                 -------------------------------
                              Name:    J. Kevin Cobb
                              Title:   Senior Vice President

                              COGENTRIX GREENHOUSE INVESTMENTS,
                              INC., as Limited Partner



                              By:     /s/ Thomas F. Schwartz
                                 ------------------------------
                              Name:    Thomas F. Schwartz
                              Title:   Vice President - Finance
                                       and Treasurer

                              VILLAGE FARMS, L.L.C.,
                              as Limited Partner
                              By:  Agro Power Development, Inc.,
                                   Managing Member



                              By:     /s/ J. Kevin Cobb
                                 ----------------------------
                              Name:    J. Kevin Cobb
                              Title:   Senior Vice President